Exhibit 10.4
                                                               Execution Version



              COLLATERAL ASSIGNMENT OF DOCUMENTS, RIGHTS AND CLAIMS

     THIS COLLATERAL ASSIGNMENT OF DOCUMENTS, RIGHTS AND CLAIMS (hereinafter referred to as this "Assignment"), made as of the 26th day of July, 2007, by AMERICAN CHURCH MORTGAGE COMPANY, a Minnesota corporation (the "Borrower"), to KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent for itself and the other Banks from time to time party to the Credit Agreement (as hereinafter defined) (the "Agent").

                              W I T N E S S E T H:

     WHEREAS, the Banks which are parties to the Credit Agreement (the "Banks") have agreed to provide a revolving credit facility to the Borrower pursuant to the Credit Agreement (the "Credit Facility"), the loan advances under which are evidenced by the Notes (as defined in the Credit Agreement); and

     WHEREAS, as additional security for the Obligations (as defined in the Credit Agreement), the Borrower desires to assign, and grant to the Agent, for the benefit of the Agent and the Banks, a security interest in and to, all of the Borrower's right, title, equity and interest in and to the Collateral (as hereinafter defined);

     NOW THEREFORE, for and in consideration of the foregoing premises and the mutual covenants and promises herein contained, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby covenants and agrees as follows:

                                   ARTICLE 1

                                LOAN DEFINITIONS

     1.01 Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement. In addition to such other terms as are elsewhere defined herein, the following terms shall have the following meanings, as used in this Assignment and in any exhibits attached hereto.

"Collateral" shall mean, collectively,

          (a)  All Mortgage Loans now existing or hereafter made; and

          (b)  The Mortgage Loan Qualification Documents; and

          (c) All security for the indebtedness evidenced by the Mortgage Loans and the Mortgage Loan Documents, including without limitation the real and personal property securing the Mortgage Loans, and all liens, security interests and title of the Borrower with respect thereto; and
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          (d)  All other documents  evidencing or securing the Mortgage Loans or any security therefor or guaranties thereof, all title insurance (whether evidenced by policies, commitments or otherwise) issued with respect to the Property and to any other security for the Mortgage Loans, all accounts, funds, lockboxes, and all other instruments, documents and agreements executed by or in favor of
               the  Borrower  or  any  prior  holder  of  such   documents   and
               instruments in connection with any of the foregoing, and all other documents delivered or to be delivered to the Borrower or any prior holder of such documents and instruments under the Mortgage Loans, and all books and records documenting, evidencing
               or   relating  to  the   Mortgage   Loans  (the   Mortgage   Loan
               Qualification Documents and all of said documents, policies, instruments and agreements, and any and all additions, renewals,
               extensions,    amendments,     modifications,     consolidations,
               restatements or supplements thereto of any of the foregoing, being hereinafter referred to collectively as the "Collateral Documents"); and

          (e) All payments due and to become due under the Collateral Documents, all collections thereon and all other amounts paid thereunder, including without limitation all prepayments under the Collateral Documents, and all other cash and non-cash proceeds of the Collateral Documents or of any other collateral for the obligations of Mortgage Loan Obligors under the Collateral Documents; and

          (f) All rights and privileges obtained by the Borrower in connection with the making of loans to Mortgage Loan Obligors evidenced by the Collateral Documents, together with the Property and all other property described in the Collateral Documents, and all the powers, options, privileges and immunities contained in any of the foregoing; and

          (g) Any and all renewals and extensions of any of the foregoing and any and all replacements or substitutions for any of the foregoing; and

          (h)  All proceeds and products of the foregoing of every type.

     Notwithstanding the foregoing, Collateral shall not include the Excluded Mortgage Loan Collateral.

"Credit Agreement" shall mean that certain Revolving Credit Agreement dated as of even date herewith among the Borrower, the Agent and the Banks, as originally executed, or as extended, supplemented, consolidated, amended or restated from time to time.

"Excluded Mortgage Loan Collateral" shall mean any and all Collateral securing any Excluded Mortgage Loans.

"Event of Default" shall mean an Event of Default under the Credit Agreement.

"Property" shall mean the real and personal property encumbered by the Collateral Documents.

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"UCC" shall mean the Uniform  Commercial  Code in effect in the State of Georgia and, as required to enforce this Assignment, any other applicable jurisdiction in which the Collateral is located.

                                   ARTICLE 2

                                   ASSIGNMENT

     2.01 Assignment of, and Grant of Security Interest in, the Collateral. As security for the full and prompt payment by the Borrower of the Obligations, the Borrower hereby grants a security interest in, and transfers, assigns, pledges, and conveys to the Agent, for the benefit of the Agent and the Banks, the Collateral, whether now existing or hereafter obtained, and all right, title, equity and interest of the Borrower in and to the Collateral. It is the intention of the parties hereto that the Agent shall have a continuing, general lien upon, security title to and security interest in and to the Collateral.

     2.02 Terms of Assignment. It is acknowledged and agreed by the parties hereto that the Agent (or its designee) shall have sole and exclusive possession of the Collateral and that this Assignment constitutes a present and current assignment of all the Collateral and is effective upon the execution and delivery hereof. Payments under or with respect to the Collateral shall be made in accordance with the Lockbox Agreement and the Credit Agreement.

                                   ARTICLE 3

                                 ACTION BY AGENT

     3.01 Action by the Agent. Whether or not an Event of Default has occurred (except with respect to subparagraph (iv) below) and whether or not the Agent is the absolute owner of the Collateral:

          (i) The Agent may take such action as the Agent may deem necessary to protect the Collateral or its security interest therein, the Agent being hereby authorized to pay, purchase, contest and compromise any encumbrance, charge or lien which in the sole judgment of the Agent appears to be prior or superior to its security interest in the Collateral, and in exercising any such powers and authority to pay necessary expenses, employ counsel and pay reasonable attorneys' fees.

          (ii) Except as required by law, the Agent shall be under no duty or obligation to (a) preserve, process, develop, maintain or protect the Collateral or any of the Borrower's rights or interests therein, or (b) make or give any notices of default (except as may be specifically required herein or in the Credit Agreement), presentments, demands for performance, notices of non-performance or dishonor, protests, notices of protests or notices of any other nature whatsoever in connection with the Collateral on behalf of the Borrower or any other person having any interest therein; and the Agent does not assume and shall not be obligated to perform the obligations of the Borrower, if any, with respect to the Collateral. The Agent may, at any time and from time to time during the existence of an Event of Default, without notice or demand and at the expense

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

               of the Borrower, make requests for information concerning the Collateral from any obligor thereon.

          (iii) The Agent may, at its sole option, make advances to protect the Collateral and its security therein, or for any reason for which the Borrower is permitted under the terms of the Collateral
               Documents to make advances, and any such advances made by the Agent shall be deemed advanced under the Collateral Documents, increasing the indebtedness evidenced and secured thereby, and also shall be deemed advances under the Loan Documents, increasing the Loan indebtedness; provided, however, that unless the Agent, in its sole discretion determines that the making of such advance is an emergency or unless an Event of Default then exists, the Agent will only make such advances if the Borrower shall have failed to take the steps (including, but not limited to, the payment of any costs or expenses) required by the Agent to protect the Collateral as specified in a written demand from the Agent, within five (5) days after the Borrower's receipt of such demand.

          (iv) Upon the occurrence and continuance of an Event of Default, the Agent may at any time transfer and assign the Collateral or any portion thereof. To effect such transfer and/or assignment, the Borrower shall duly execute in blank and deliver with each Mortgage Loan delivered to the Collateral Agent, an allonge to each Mortgage Loan Note, an assignment of each Mortgage, and an assignment of the other Mortgage Loan Documents in the forms attached as Exhibits A, B-1, B-2 and B-3 hereto (as applicable).

     3.02 Attorney-In-Fact. The Borrower hereby nominates and irrevocably designates and appoints the Agent its true and lawful agent and attorney-in-fact,  either  in the  name  of the  Agent  or in  the  name  of the
Borrower:

          (i) To do all acts and things and execute all documents which the Agent, in its sole judgment, may deem necessary or advisable to perfect and continue perfected the security interest created by this Assignment and to preserve, process, develop, maintain and protect the Collateral and the value thereof and the Agent's interest therein, including, without limitation, preparing, signing, filing and recording, for the Borrower in the Borrower's name, any financing statement, and any amendment thereto, covering the Collateral or any portion thereof;

          (ii) To do any and every act which the Borrower is obligated to do under this Assignment;

          (iii) Upon the occurrence and during the continuance of an Event of Default, to ask for, demand, sue for, collect, compound, receive, receipt for and give acquittances for any and all sums owing or which may become due with respect to the Collateral; to endorse, in the name of the Borrower, all checks, notes, drafts, money orders, evidences of payment, or other instruments received in payment of, or on account of, the Collateral or any portion thereof; and to take any and all actions as the Agent, in its sole judgment, may deem necessary or desirable in order to realize upon the Collateral, or any portion thereof, including, without limitation, making any statements and doing or taking any acts on behalf of the Borrower which are otherwise required of the Borrower under the

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               terms of the  Collateral  or any  portion  thereof as  conditions precedent to the payment of the obligations evidenced by, or to the exercise of, the Collateral or any portion thereof, and to exercise any right and remedies available under the Collateral Documents and to execute any document or instrument which the Agent may deem necessary or desirable in connection therewith, including pleadings, consent orders, stipulations, and other documents and instruments which the Agent may deem necessary or desirable in connection with judicial or nonjudicial foreclosure of any deed of trust or other security agreement included within the Collateral Documents or other legal actions or proceedings with respect to the Collateral;

          (iv) Upon the occurrence and during the continuance of an Event of Default, compromise the Collateral or any portion thereof, and

          (v)  To endorse and transfer the Collateral upon foreclosure;

provided, however, that the Agent shall be under no obligation whatsoever to take any of the foregoing actions or to exercise any of the foregoing authority or power, and the Agent shall have no liability or responsibility for any act or omission taken with respect thereto except for the Agent's gross negligence or willful misconduct. Unless otherwise expressly provided to the contrary above, all of said rights and powers may be exercised by the Agent at any time, whether or not an Event of Default has occurred and whether or not the Agent is the absolute owner of the Collateral. The foregoing appointment of the Agent as the Borrower's attorney-in-fact is coupled with an interest and cannot be revoked by insolvency, reorganization, merger, consolidation or otherwise.

     3.03 Necessity for Agent Action or Consent. So long as this Assignment shall be held by the Agent as security for the Obligations, (a) except (if no Event of Default then exists) in the ordinary course of the Borrower's business and in conformance with the Credit Agreement, no approval, consent, election, waiver or other matter which is given or required to be given or which inures to the benefit of the Borrower under the Collateral Documents shall be deemed to have been given unless and until given or consented to in writing by the Agent;
(b) except (if no Event of Default then exists) in the ordinary course of the Borrower's business and in conformance with the Credit Agreement, any matter which is to be established or determined to the satisfaction of the Borrower, or which is accepted or required to be accepted by the Borrower, shall not be deemed to have been so established, determined or accepted unless and until so established, determined or accepted by the Agent; (c) except (if no Event of Default then exists) in the ordinary course of the Borrower's business and in conformance with the Credit Agreement, nothing contained in any of the Collateral Documents may be modified or amended in any manner or respect whatsoever without the consent of the Agent, and any such attempted modification or amendment without such consent shall be null and void; (d) no Collateral may be released without the execution of the documentation of release by the Agent or the Collateral Agent, and any attempted release without such execution by the Agent or the Collateral Agent shall be null and void; provided, however, that the Agent agrees to execute and deliver a release of assets securitized in a securitization transaction permitted under the terms of the Credit Agreement; and (e) except (if no Event of Default then exists) in the ordinary course of the Borrower's business and in conformance with the Credit Agreement, any exercise of discretion by the Borrower, any requirements imposed or to be imposed, or permitted to be imposed, by the

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Borrower hereunder,  shall be deemed to have been exercised or imposed only when so exercised or imposed by the Agent. The rights of the Agent under this Section
3.03 may be exercised by the Agent solely at the option of the Agent, and the Agent shall have no obligation to give any consent or take any other action whatsoever contemplated hereby, but may instead defer in writing to the Borrower or require the written concurrence of the Borrower before giving any such consent or taking any such other actions. Without implying any limitation upon the scope of Section 6.01 hereof, it is specifically noted that the provisions of Section 6.01 hereof apply, without limitation, to any action or failure to act on the part of the Agent with respect to the matters contemplated by this
Section 3.03.

                                   ARTICLE 4

                                   [RESERVED]

                                   ARTICLE 5

                                    REMEDIES

     5.01 Remedies. Upon the occurrence and during the continuation of any Event of Default, without prejudice to the rights of the Agent to enforce its claims against the Borrower for damages for failure to fulfill any of its obligations under any of the Loan Documents, the Agent shall have, in addition to all other rights and remedies that the Agent may have under this Assignment, the other Loan Documents and at law or in equity, all rights as a secured party under the UCC and all rights hereinafter set forth, and it may exercise without further notice to the Borrower, except as may be specifically required herein or in the other Loan Documents, any one, more, or all of such remedies, in its sole discretion, without thereby waiving any of the others:

          (i)  The Agent shall have the right immediately to exercise all of its
               rights  and  remedies   provided  under  the  Notes,  the  Credit
               Agreement and any or all of the other Loan Documents.

          (ii) The Agent shall have the right to collect and to continue to collect all payments on the Collateral; to renew, extend, modify, amend, accelerate, accept partial payments on, make allowances and adjustments and issue credits with respect to, release, settle, compromise, compound, collect or otherwise liquidate, on terms acceptable to the Agent, in whole or in part, the Collateral and any amounts owing thereon or any guaranty or security therefor; to enter into any other agreement relating to or affecting the Collateral; to give all consents, waivers and ratifications in respect of the Collateral and exercise all other rights, powers and remedies and otherwise act with respect thereto as if it were the owner thereof, and to enforce payments and prosecute any action or proceeding with respect to any and all of the Collateral and take or bring, in the Agent's name or in the name of the Borrower, all steps, actions, suits or proceedings deemed by the Agent necessary or desirable to affect collection of or to realize upon the Collateral.

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          (iii) The Agent shall have all of the rights and remedies of a secured party under the UCC as in effect at that time, including, without
               limitation,   the  right  to  take   possession  of  any  of  the
               Collateral, and to sell or otherwise dispose of the same.

          (iv) The Agent shall have the right to foreclose the liens and security interests created under this Assignment or under any other agreement relating to the Collateral by any available judicial procedure or without judicial process (if permitted by applicable law); and to sell, assign, lease or otherwise dispose of the Collateral or any part thereof, either at public or private sale, in lots or in bulk, for cash, on credit or for future delivery, or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to the Agent

          (v) The Borrower acknowledges and agrees that whether or not the Agent is the absolute owner of the Collateral, the Agent at all times upon the occurrence and during the continuance of an Event of Default shall have the right, but not the obligation, to exercise and enforce, in its own name or in the Borrower's name, any or all rights and remedies of the Borrower under the Collateral Documents to the exclusion of the Borrower, including but not limited to the right to inspect the Property, to receive information and documents, to declare due the indebtedness secured by the Collateral Documents upon the occurrence of a default thereunder, to grant or withhold approvals, and to exercise discretion with respect to any matter. Upon the occurrence and during the continuation of an Event of Default, the Borrower shall not exercise or attempt to exercise any such right or remedy except at the written request of the Agent and only in strict accordance with the instructions of the Agent. The Agent may, at its option, enforce or conduct any action for foreclosure under the Collateral Documents in its own name or in the name of the Borrower, and the Borrower specifically consents to any foreclosure (including nonjudicial foreclosure) under any or all of the Collateral Documents or any other action taken by the Agent even though such action may release any Person from personal liability on any of the Collateral Documents. Upon the exercise by the Agent of any such remedies, any amount bid by the Agent at any sale of any of the Property or any other Collateral for the Mortgage Loan Note may, at the option of the Agent, be deemed to be a credit bid by the Agent of the indebtedness evidenced by the Mortgage Loan Note and the indebtedness evidenced by the Notes, or one or more of them; the Agent shall be entitled to set off the amount of any such bid against any such indebtedness all at the election of the Agent, in its sole discretion; and any or all proceeds of the Mortgage Loan Note may be applied against the indebtedness evidenced by the Notes pursuant to Section 5.03 below, and the Agent shall hold any property obtained by the Agent at any such sale free and clear of any interest or claims of the Borrower, regardless of whether the Agent shall have exercised any remedy under this Assignment with respect to any of the Collateral Documents, or shall have sold any of the Collateral Documents or obtained absolute title thereto pursuant to its rights and remedies under the UCC, or otherwise. The Borrower hereby agrees to pay to the Agent, immediately upon demand, all costs and expenses, including without limitation reasonable attorneys' fees, incurred by the Agent in connection with the enforcement or foreclosure of any Collateral Documents, with interest from the date of expenditure at the default rate specified in the Notes, to the extent permitted by applicable laws.

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     5.02 Sale of Collateral. In the event the Agent shall determine to sell the
Collateral or any portion thereof, any such sale shall be held at such time or times and at such place or places as the Agent may determine in the exercise of its sole discretion. The Agent may bid (which bid may be, in whole or in part, in the form of cancellation or reduction of Obligations) for and purchase the Collateral or any part thereof for the account of the Agent or any nominee of the Agent. The Agent shall not be obligated to make any sale of the Collateral if it shall determine not to do so, regardless of the fact that notice of sale of the Collateral may have been given. The Agent may, without notice or publication, adjourn any public sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Any requirement of sending reasonable notice to the Borrower shall be met if such notice is given to the Borrower in the manner set forth in the Credit Agreement at least ten (10) days before such disposition, which notice shall constitute a reasonable "authenticated notice of disposition" within the meaning of Section 9-611 of the UCC. Upon consummation of any sale of the Collateral, the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the Collateral sold absolutely free from claim or right on the part of the Borrower, and the Borrower hereby waives to the extent permitted by law all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     5.03 Application of Net Proceeds. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied as set forth in the Credit Agreement.

     5.04 No Limitation of Remedies. No remedy conferred upon or reserved to the Agent herein or in the Note or in any of the other Loan Documents or in the Collateral is intended to be exclusive of any other remedy conferred upon or reserved to the Agent under such instruments or under any applicable laws. Each such remedy shall be cumulative and concurrent and shall be in addition to each and every other remedy now or hereafter existing under such instruments or at law or in equity. No delay or omission by the Agent to exercise any right, power or remedy provided in this Assignment, the Notes, or the other Loan Documents or otherwise accruing upon any Event of Default shall impair in any manner any such right, power or remedy, or shall be construed to be a waiver of any such default or acquiescence therein, and each and every right, power and remedy of the Agent may be exercised from time as often as may be deemed expedient by the Agent.

     5.05 Rights Independent; Adequacy of Collateral. The security interest created hereunder is independent of any other security for the Obligations or the obligations of any other party or any guarantor, and upon and after the occurrence of an Event of Default hereunder, the Agent may proceed in the enforcement hereof independently of any other right or remedy that the Agent may at any time hold with respect to the Obligations or any other security or guaranty therefor. The Agent may file a separate action or actions against the Borrower hereunder, whether action is brought and prosecuted with respect to any other security or against any other party or any guarantor, or whether any other party or any guarantor is joined in any such action or actions.

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

                                   ARTICLE 6

                               GENERAL CONDITIONS

     6.01 Indemnification. It is specifically understood and agreed that this Assignment shall not operate to place any responsibility or obligation whatsoever upon the Agent, and that in accepting this Assignment, the Agent neither assumes nor agrees to perform at any time whatsoever any obligation or duty of the Borrower with respect to the Collateral, all of which obligations and duties shall be and remain with and upon the Borrower. The Borrower agrees to release, indemnify, defend and hold harmless, and does hereby release, indemnify, defend and hold harmless, the Agent from and against any and all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by the Agent by reason of this Assignment and any claim or demand whatsoever which may be asserted against the Agent by reason of any alleged obligation or undertaking to be performed or discharged by the Agent under or by reason of this Assignment, except the Borrower shall not indemnify the Agent against any claim resulting from the Agent's gross negligence or willful misconduct, as determined by a final, non-appealable order of a court having jurisdiction over the subject matter. In the event the Agent incurs any such liability, obligation, claim, damage, penalty, costs or expenses under or by reason of this Assignment, or in the defense of any claims or demands arising out of or in connection with this Assignment, the amount of such liability, obligation, claim, damage, penalty, cost or expense shall be added to the Obligations, shall bear interest at the default rate specified in the Note from the date incurred until paid and shall be due and payable immediately upon demand by the Agent.

     6.02 Further Assurances. The Borrower agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements, documents and instruments as the Agent may reasonably request in connection with the administration or enforcement of this Assignment or related to the Collateral or any part thereof or in order to better assure and confirm unto the Agent its rights, powers and remedies hereunder. Without limiting the generality of the foregoing, from time to time, upon the reasonable request by the Agent, the Borrower will make, execute and deliver, or cause to be made, executed and delivered, to the Agent and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by the Agent, any and all such other and further assignments, deeds to secure debt, mortgages, deeds of trust, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the sole opinion of the Agent, be necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve (a) the obligations of the Borrower under this Assignment and (b) the security interest created by this Assignment as a first and prior security interest upon the Collateral. Upon any failure by the Borrower so to do, the Agent may make, execute, record, file, re-record and/or refile any and all such assignments, deeds to secure debt, mortgages, deeds of trust, security agreements, financing statements, continuation statements, instruments, certificates, and documents for and in the name of the Borrower, and the Borrower hereby appoints the Agent the agent and attorney-in-fact of the Borrower so to do. Such power of attorney is coupled with an interest and is irrevocable.

     6.03 Expenses and Costs of the Agent. The Borrower agrees to pay to the Agent all reasonable advances, charges, costs and expenses, including all reasonable attorney's fees and expenses, incurred or paid by the Agent in exercising any right, power or remedy conferred by this Assignment, or in the enforcement thereof, whether or not an action is filed hereon, together with interest from the date of the expenditure at the default rate specified in the Note, to the extent permitted by applicable law, it being specifically understood and agreed by the Borrower that all such advances, charges, costs and expenses shall constitute Obligations.

     6.04 Release of Collateral and Termination. Upon the payment and satisfaction in full of the Obligations, and at the Borrower's expense, the Agent, upon receipt of written request therefor from the Borrower, shall execute and deliver to the Borrower such documents as may be reasonably necessary to release the liens and interests on the Collateral created by this Assignment.

     6.05 Survival of Certain Agreements. Notwithstanding the repayment of the Obligations and the cancellation or transfer of the Loan Documents, or any foreclosure of or other realization upon the Collateral, the agreement of the Borrower contained herein or in any of the other Loan Documents to pay the costs and expenses of the Agent in connection with the Loan and all agreements of the Borrower contained herein or in any of the other Loan Documents to indemnify and/or hold harmless the Agent shall continue in full force and effect so long as there exists any possibility of expense or liability on the part of the Agent.

     6.06 Law Governing. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF GEORGIA.

     6.07 Communications. All communications required or permitted under the terms of this Agreement shall be given in the manner set forth in the Credit Agreement.

     6.08 Ratification. To the extent permitted by law, the Borrower hereby ratifies all that the Agent may lawfully do or cause to be done in good faith as the Borrower's attorney-in-fact hereunder.

     6.09. Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of the Borrower under this Assignment.


                   [EXECUTION CONTAINED ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the Borrower has executed this Assignment under seal, as of the day and year first above written.


Signed, sealed and delivered                     BORROWER:
n the presence of:
                                              AMERICAN CHURCH MORTGAGE
                                              COMPANY, a Minnesota corporation

Witness
                                              By: /s/ Philip J. Myers
/s/ Lisa M. Slowinski                                 Philip J. Myers
Notary Public                                         President

My commission expires: Jan. 31, 2010

   [AFFIX NOTARIAL SEAL]

                                    EXHIBIT A

                                     ALLONGE



     This Allonge is attached to and made a part of that certain promissory note dated _________________, in the principal sum of ______________________________
NO/100THS         DOLLARS         ($_______________)         executed         by
_______________________________________,  and  made  payable  to  the  order  of
American Church Mortgage Company, a Minnesota corporation.

     Pay  to  the  order  of  _______________________________________,   without
recourse or warranty.




Dated:  ____________ 20___

------------------------------------------------------------ ---------------------------------------------------------
                                                             AMERICAN CHURCH MORTGAGE COMPANY

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

                                                             By:
                                                             Name:
                                                             Title:
------------------------------------------------------------ ---------------------------------------------------------

                                   EXHIBIT B-1

                        ASSIGNMENT OF SECURITY INSTRUMENT


     FOR VALUABLE CONSIDERATION, AMERICAN CHURCH MORTGAGE COMPANY, a corporation organized and existing under the laws of the State of Minnesota (the "Assignor"), having its principal office at 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343, hereby assigns, grants, sells and transfers to ____________________________________, a _____________________ organized and existing under the laws of _____________________ (the "Assignee"), having its principal place of business at ______________________________, and the Assignee's successors, transferees and assigns forever, all of the right, title and interest of the Assignor in and to the following described instrument ("Security Instrument"):

        ----------------------------------------- ------------------------------------------------------
        Name of Security Instrument:
                                                  --------------------------------------------
        ----------------------------------------- ------------------------------------------------------
        ----------------------------------------- ------------------------------------------------------
        Borrower:
                                                  --------------------------------------------
        ----------------------------------------- ------------------------------------------------------
        ----------------------------------------- ------------------------------------------------------
        Date:
        ----------------------------------------- ------------------------------------------------------
        ----------------------------------------- ------------------------------------------------------
        Original Principal:
        ----------------------------------------- ------------------------------------------------------
        ----------------------------------------- ------------------------------------------------------
        Recording Information:
        ----------------------------------------- ------------------------------------------------------
        ----------------------------------------- ------------------------------------------------------
                 Place:
        ----------------------------------------- ------------------------------------------------------
        ----------------------------------------- ------------------------------------------------------
                 Reference:
                                                  --------------------------------------------
        ----------------------------------------- ------------------------------------------------------

     The  property  described  in Exhibit A,  attached  to this  Assignment  and
incorporated   into  it  by  this  reference  is  encumbered  by  said  Security
Instrument.

     Together with the promissory note or other obligation described in the Security Instrument and all obligations secured by the Security Instrument now or in the future.

     IN WITNESS WHEREOF, the Assignor has executed this Assignment as of the ___ day of _____________, 20___.


                                    ASSIGNOR:

                                   AMERICAN CHURCH MORTGAGE
                                   COMPANY


                                   By:_________________________________
                                   Name:_______________________________
                                   Title:______________________________




                       [ATTACH APPROPRIATE ACKNOWLEDGMENT]

                                    EXHIBIT A
                                Legal Description

                                   EXHIBIT B-2

                         ASSIGNMENT OF SECURITY DOCUMENT


     FOR VALUABLE CONSIDERATION, AMERICAN CHURCH MORTGAGE COMPANY, a corporation organized and existing under the laws of the State of Minnesota (the "Assignor"), having its principal office at 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343, hereby assigns, grants, sells and transfers to ______________________, a _____________________ organized and existing under the laws of _____________________ (the "Assignee"), having its principal place of business at _______________________________, and the Assignee's successors, transferees and assigns forever, all of the right, title and interest of the Assignor in and to the following described documents between Assignor, the borrower and control party or intermediary named below all dated as of the date set forth below:

         --------------------------------------- -----------------------------------------------------------
         Documents Assigned:                     o        Promissory Note
                                                 o        Loan Agreement
                                                 o        Pledge and Security Agreement
                                                 o        Control Agreement
                                                 o
                                                 o
         --------------------------------------- -----------------------------------------------------------
         --------------------------------------- -----------------------------------------------------------
         Date:
                                                 --------------------------------------------
         --------------------------------------- -----------------------------------------------------------
         --------------------------------------- -----------------------------------------------------------
         Borrower:
         --------------------------------------- -----------------------------------------------------------
         --------------------------------------- -----------------------------------------------------------
         Control Party / Intermediary:
                                                 --------------------------------------------
         --------------------------------------- -----------------------------------------------------------


     IN WITNESS WHEREOF, the Assignor has executed this Assignment as of ____________, 20__

                                    ASSIGNOR:

                                   AMERICAN CHURCH MORTGAGE
                                   COMPANY


                                   By:____________________________________
                                   Name:__________________________________
                                   Title:_________________________________

                                   EXHIBIT B-3

                                   ASSIGNMENT


     ASSIGNMENT FOR VALUE RECEIVED, the undersigned _____________________ ____________________________________________________________________________(the
"Transferor"),  hereby sells, assigns, and transfers unto  _____________________
________________________________________________________________________________
(Please insert name and Social Security or Federal Employer Identification number of assignee) the within Bond and all rights thereunder, and hereby
irrevocably                constitutes                and               appoints
____________________________________________________   (the   "Transferee")   as
attorney to register the transfer of the within Bond on the books kept for registration thereof, with full power of substitution in the premises.


Date: ____________________________
            Signature Guaranteed:


--------------------------------------
NOTICE: Signature(s) must be guaranteed
by an institution which is a participant in the Securities Transfer Agent Medallion
Program (STAMP) or similar program.



               -----------------------------------------------------------------
               NOTICE: No transfer will be registered and no new Bond will be issued in the name of the Transferee, unless the signature(s) to this assignment corresponds with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever and the Social Security or Federal Employer Identification Number of the Transferee is supplied.

     The following abbreviations, when used in the inscription on the face of the within Bond, shall be construed as though they were written out in full according to applicable laws or regulations:

------------------------- ---------------------------------- ---------------------------------------------------------
TEN COM  -                as tenants in common               UNIF TRANS MIN ACT - _________________
                                                                                                         (Cust.)
TEN ENT  -                as tenants by en entireties        Custodian for ______________________________
                                                                                        (Minor)
JT TEN            -       as joint tenants with              under Uniform Transfers to Minors Act of
                          right of survivorship and
                          not as tenants in common           _____________________________
                                                             (State)
------------------------- ---------------------------------- ---------------------------------------------------------
------------------------- ---------------------------------- ---------------------------------------------------------

------------------------- ---------------------------------- ---------------------------------------------------------

       Additional abbreviations may also be used though not in list above.